UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 11, 2008

GIGABEAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (919) 206-4426

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN THE REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 5, 2008, GigaBeam Corporation (the “Company”) received written notification from its independent auditors, BDO Seidman, LLP, that they had resigned as the Company’s auditors. BDO Seidman performed the Company’s audits for the fiscal years ended December 31, 2006 and 2005.

Except as reported in the Form 10-KSB for the fiscal year ended December 31, 2006, which stated that "the Company has suffered losses from operations and remains dependant on outside sources of capital for continuance of their operations," and that "[t]hese factors raise substantial doubt about the Company’s ability to continue as a going concern," the reports of BDO Seidman on the Company's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principals.

In connection with the audits for the past two fiscal years and through the termination date, there were no disagreements with BDO Seidman, whether or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO Seidman’s satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report.

However, in the quarterly report on Form 10-QSB for the quarter ended September 30, 2007, the Company stated that as a result of its evaluation of the effectiveness of the design and operation of its internal accounting controls and procedures and its disclosure controls and procedures, the amount of time that the Company required to complete reconciling and compiling its financial records for the third quarter of 2007 and the additional confirmatory transaction reviews and control activities, the Company determined that its controls and procedures were ineffective as of September 30, 2007. The Company had previously disclosed material weaknesses in its internal controls as of June 30, 2007.

On February 11, 2008, the Company provided BDO Seidman with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

A letter from BDO Seidman was provided on February 13, 2008 and is attached as an exhibit hereto.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports we file with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  EXHIBIT.

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated February 13, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GigaBeam Corporation
(Registrant)

Date	February 13, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer